SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
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Computer Sciences Corporation
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(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on August 9, 2010.

Meeting Information
COMPUTER SCIENCES CORPORATION	Meeting Type:	Annual Meeting
	For holders as of:	June 14, 2010
	Date: August 9, 2010	Time: 10:00 a.m., EDT
	Location:	Computer Sciences Corporation 3170 Fairview Park Drive Falls Church, Virginia 22042
Directions are available at http://www.csc.com/investor_relations
CSC INVESTOR RELATIONS 3170 FAIRVIEW PARK DRIVE FALLS CHURCH, VIRGINIA 22042
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT           ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4 and 5.

1.	To elect nine nominees to the CSC Board of Directors
Nominees:
01)	Irving W. Bailey, II	06)	Michael W. Laphen
02)	David J. Barram	07)	F. Warren McFarlan
03)	Stephen L. Baum	08)	Chong Sup Park
04)	Rodney F. Chase	09)	Thomas H. Patrick
05)	Judith R. Haberkorn

2.	Approval of amendments to Restated Articles of Incorporation to eliminate cumulative voting

3.	Approval of amendments to Restated Articles of Incorporation to implement majority voting for uncontested elections of directors

Each of Proposals 2 and 3 is mutually conditioned upon approval of both proposals as set forth in the related proxy statement.

4.	Approval of the 2010 Non-Employee Director Incentive Plan

5.	To ratify the appointment of independent auditors

COMPUTER SCIENCES CORPORATION
Notice of 2010 Annual Meeting of Stockholders

The 2010 Annual Meeting of Stockholders will be held on Monday, August 9, 2010, at 10:00 a.m., at Computer Sciences Corporation, 3170 Fairview Park Drive, Falls Church, Virginia 22042. The purpose of the meeting is to vote on:
  the election as directors of the nine nominees named in CSC's Proxy Statement;
  Approval of amendments to Restated Articles of Incorporation to eliminate cumulative voting
  Approval of amendments to Restated Articles of Incorporation to implement majority voting for uncontested elections of directors
  Approval of the 2010 Non-Employee Director Incentive Plan
  the ratification of the appointment of independent auditors; and
  such other business as may properly come before the meeting
Only stockholders of record at the close of business on June 14, 2010, will be entitled to vote at the meeting and any postponements or adjournments thereof.

By Order of the Board of Directors,

William L. Deckelman, Jr.
Vice President, General Counsel and Secretary
Falls Church, Virginia
June 25, 2010